Exhibit 99.1

Annual Shareholders
Meeting

February 23, 2012 at 4:00 pm

Eau Claire Golf and Country Club

Welcome and
Introduction

* Edward H. Schaefer
President and CEO

* Mark Oldenberg
Chief Financial Officer

Forward Looking
Statements

Cautionary Note Regarding Forward Looking Statements

This presentation includes forward-looking statements about the financial condition, results of operations and business of Citizens Community Bancorp, Inc. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words, "believe", "expect", “anticipate”, "intend", "plan", "estimate" or words of similar meaning, or future or conditional verbs such as, "would", "should", '"could", or "may," These forward-looking statements are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements in this presentation are inherently subject to many uncertainties in our operations and business environment. These uncertainties include general economic conditions, in particular, relating to consumer demand for our products and services; our ability to maintain current deposit and loan levels at current interest rates; deteriorating credit quality, including changes in the interest rate environment reducing interest margins; prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; and other matters described in the Company's SEC filings, including under the section "Risk Factors" in Item 1A of the Company's Form 10-K Report for the fiscal year ending September 30, 2011. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this presentation and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date of this release.

Staying the Course
Through Challenging
Times

* Credit

* Financial Management

* Risk Management, Internal Audit and Compliance

* Sales Culture

* Outlook for 2012

* Questions

CREDIT

Credit
Update

*	2010 Revised policies, procedures, and underwriting standards.

*	Underwriting was expanded to look at FICO score, debt to income, unsecured debt, collateral type, geography and concentration.

*	2011 Represented the first complete year under these revised underwriting standards.

*	Underwriting process was standardized and well defined procedures were implemented for loan approvals outside of policy.

Credit
Update

*	A centralized loan support function was created to ensure proper underwriting and documentation.

*	A centralized collections area was created to take all collection activities out of the branches, creating a very productive approach. Significant improvements in delinquencies has occurred.

Credit
Delinquency
	December 2011	September 2011	December 2010
91 Plus (without OREO and OCO)	$4,242,084	$4,400,025	$7,219,179
	0.98%	1.02%	1.60%
OREO	$723,666	$1,153,489	$240,300
OCO	$307,813	$207,025	$278,977
90 Plus (including OREO and OCO)	$5,273,563	$5,760,539	$7,738,456
	1.22%	1.33%	1.59%
Net Charge Off	$303,737	$296,257	$579,770
61 Plus	$6,436,467	$7,145,204	$9,447,754
	1.49%	1.65%	2.09%
31-60 Day	$6,376,486	$6,383,956	$8,097,883
	1.48%	1.48%	1.79%
All percentages shown are as a percent of total loans.
*
In 2011 we utilized a third party to analyze our loan portfolio and are implementing a loan risk rating system to further monitor credit risk and concentrations another third party review will take place in fiscal 2012 to look for any trends.  The 2011 analysis estimated future charge offs from June 30, 2011 to date.  These estimates have been “right on”.

*
We continued to build our allowance for loan losses through recording provisions for loan losses in excess of current net charge offs.  We anticipate our provision levels will be sufficient not to provide excess allowance in the second half of fiscal 2012.

FINANCIAL
MANAGEMENT

Financial
Management
2010 Initiatives

*	Policies, Procedures & People:

*	Consistent / Transparent Reporting

*	Further enhanced ALCO Monitoring / Reporting

*	Additional Balance Sheet Analytics

*	Employee Education

Financial
Management
2011 Initiatives

*	Strengthened Capital

*	Maintained Balance Sheet Liquidity

*	Reduced Risk

*	Earnings

Financial
Management
Strengthened Capital
2011 compared to 2010

*	Reduced Assets

*	$537 million compared to $594 million

*	Tier 1 Capital

*	10.1% compared to 8.9% Regulatory well capitalized is 8.0%

*	Risk Based Capital

*	14.1% compared to 11.0%

*	Equity to Assets

*	9.86% compared to 8.39%

Financial
Management
Maintained Balance
Sheet Liquidity
2011 compared to 2010

*	Cash & Cash Equivalents

*	$52.1 million compared to $43.9 million

*	Shortened Asset Duration

*	Liquidity Ratio

*	22.48% versus Minimum of 10.0%

Financial
Management
Reduced Balance
Sheet Risk

*	Restructured Investment Portfolio

*	Purchased Agency “AAA” Rated Bonds

*	Additional Write Downs on Legacy MBS Portfolio

*	(remaining 6 non-Agency MBS)

*	Sold 10 out of 16 Legacy Non-Agency MBS Bonds

*	Total of $13.5 million Book Value

Financial
Management
Earnings

	Twelve Months Ended
	31-Dec-11	31-Dec-10
Net Income	$193	$(7,091)
Inc. Tax Benefit	$137	$(955)
Provision Loan Loss	$5,864	$6,091
Net Impairment	$570	$2,261
Goodwill Impairment		$5,593
Net Income / Less	$6,764	$6,709
One Time Items

RISK MANAGEMENT,
INTERNAL AUDIT &
COMPLIANCE

Risk Management,
Internal Audit and
Compliance
Enterprise Risk
Management (ERM)

*	Revised and Improved ERM Program

*	Identify Risk & Opportunities

*	Assess Vulnerabilities & Strengths

*	Add Value

*	Mitigating Losses

*	Maximizing Income

Risk Management,
Internal Audit and
Compliance
Internal Audit

*	Initiated Co-Sourced Audit Program

*	Full Time Staff Internal Auditor

*	Partnering with External Consulting Firm

*	Reporting Results

*	Issued Audit Reports as Planned

*	Addressed all Examination Findings

Risk Management,
Internal Audit and
Compliance
Compliance

*	Audit Committee Driven Initiatives

*	Established Separate Department

*	Hired Full Time Compliance Professional

*	Updated policies, procedures and charter

SALES
CULTURE

Sales Culture
Restructure Sales
Team

*	Reorganized and consolidated branch management hierarchy based on geographic location

*	Created better efficiencies with District manager system

*	Reassigned supervision responsibilities for branch network to Divisional Managers

Sales Culture
Introduce Sales and
Service Model

*	Applies to all branch management, personal bankers and tellers

*	Provides uniform, structured and goal-oriented approach to every customer interaction

*	Identifies potential cross-selling opportunities

*	Allows for accountability metrics to all sales personnel

Sales Culture
Redefined Metrics

*	Monthly sales goals outlined by Personal Banker/Branch/District & Division

*	Goals for personal and real estate loans

*	Goals for deposit account openings and core deposit gathering

*	Metrics outlined for increasing products/services per customer

Sales Culture
New Products and
Services Introduced

*	e-Statements

*	Mobile Banking

*	New Freedom and Traditional Accounts

*	CCF Website upgraded and enhanced.

Outlook for
2012

Outlook for 2012

*	Maintain or enhance policies and procedures to minimalize risk throughout our enterprise.

*	Attempt to generate modest loans and deposit growth, fully implementing our sales and service model.

*	Showing an emphasis on indirect loan program and cross selling opportunities

*	Add small business lending capabilities

*	Manage and maintain our net interest margin in a very competitive lending environment.

Outlook for 2012

*	Effectively manage our investment portfolios and FHLB borrowing

*	$16 million of high rate FHLB bonds roll off our books in 2012

*	Enhance our non-interest income

*	Better management of depository accounts

*	Secondary market lending

*	Explore and evaluate strategic growth opportunities that make sense from both risk and value perspectives

Questions